UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 28, 2007

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 28, 2007, A.R. Ginn, Chairman of the Board of NCI Building Systems, Inc., a Delaware corporation (the “Company”), adopted a written sales plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Plan”), which provides for the exercise and sale at specified prices of 148,088 vested options to purchase Company common stock.

Transactions made under the Plan will be reported to the Securities and Exchange Commission in accordance with applicable securities laws, rules and regulations. Except as may be required, the Company does not undertake any obligation to update or report any modification, termination, or other activity under the Plan or any other plan that may be adopted by other officers or directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Name:	Todd R. Moore
Title:	Vice President and General Counsel

Dated: March 29, 2007

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